Exhibit 99.1

SIGMA DESIGNS, INC. REPORTS THIRD QUARTER

FISCAL YEAR 2017 FINANCIAL RESULTS

Fremont, CA — December 6, 2016 — Sigma Designs, Inc. ® (NASDAQ: SIGM), a leading provider of intelligent system-on-chip (SoC) solutions for Connected Smart TV Platforms and Internet of Things (IoT) Devices, today reported financial results for its third quarter of fiscal year 2017, which ended October 29, 2016.

Financial Results

Net revenue for the third quarter of fiscal 2017 was $62.7 million, up $1.4 million, or 2.3%, from $61.3 million reported in the previous quarter, and up $1.1 million, or 1.9%, from $61.6 million reported in the same period in fiscal 2016.

GAAP gross margin in the third quarter of fiscal 2017 was 49.4%. This compares with a GAAP gross margin of 48.2% in the previous quarter, and a GAAP gross margin of 50.0% for the same period in fiscal 2016.

Non-GAAP gross margin in the third quarter of fiscal 2017 was 51.0%. This compares with a non-GAAP gross margin of 49.9% in the previous quarter, and a non-GAAP gross margin of 51.7% for the same period in fiscal 2016.

GAAP operating expenses in the third quarter of fiscal 2017 were $28.8 million, compared with GAAP operating expenses of $29.9 million in the previous quarter, and GAAP operating expenses of $29.3 million for the same period in fiscal 2016.

Non-GAAP operating expenses in the third quarter of fiscal 2017 were $26.7 million, compared with non-GAAP operating expenses of $27.2 million in the previous quarter, and non-GAAP operating expenses of $26.0 million for the same period in fiscal 2016.

GAAP operating income in the third quarter of fiscal 2017 was $2.2 million, compared with a GAAP operating loss of ($0.3) million in the previous quarter, and GAAP operating income of $1.5 million for the same period in fiscal 2016.

Non-GAAP operating income in the third quarter of fiscal 2017 was $5.3 million, compared with non-GAAP operating income of $3.4 million in the previous quarter, and non-GAAP operating income of $5.8 million for the same period in fiscal 2016.

GAAP net income for the third quarter of fiscal 2017 was $0.2 million, or $0.01 per diluted share. This compares with a GAAP net loss of ($1.7) million, or ($0.05) per diluted share in the previous quarter, and GAAP net income of $6.4 million, or $0.17 per diluted share, for the same period in fiscal 2016.

Non-GAAP net income for the third quarter of fiscal 2017 was $3.3 million, or $0.09 per diluted share. This compares with non-GAAP net income of $2.5 million, or $0.07 per diluted share, in the previous quarter, and non-GAAP net income of $4.7 million, or $0.13 per diluted share, for the same period in fiscal 2016.

The reconciliation between the GAAP and non-GAAP financial results for all referenced periods is provided in a table immediately following the GAAP financial tables below.

Management Comment

“Our profitable third quarter was led by a healthy rebound in our Internet-of-Things revenue on top of our seasonally strong Smart TV business, strong gross margin performance, and lower operating expenses,” said Thinh Tran, President and CEO of Sigma Designs, Inc. “We remain encouraged by our outlook for the Internet-of-Things business, which should continue to grow as consumer adoption of Z-Wave enabled products improves. For the long-term, we expect to capitalize on the multitude of new opportunities across our business to drive revenue, and combine this execution with cost reductions, in order to deliver stronger earnings.”

Investor Conference Call

The Company will hold a conference call to discuss the third quarter fiscal 2017 financial results at 5:00 p.m. Eastern Time/2:00 p.m. Pacific Time today. Investors will have an opportunity to listen live to the conference call via Sigma’s website at www.sigmadesigns.com/IR or http://public.viavid.com/index.php?id=122029. To listen to the live call, please visit the website at least 10 minutes prior to start to register, download and install any necessary audio software. For those who are unable to listen to the event live, a replay will be available shortly after the call via the Internet through www.sigmadesigns.com/IR or http://public.viavid.com/index.php?id=122029, by dialing (844) 512-2921 or for international callers (412) 317-6671, using passcode 5319129. The audio replay will be available for one week after the call.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Sigma reports non-GAAP net income (loss), as Sigma believes that evaluating its ongoing operating results may be difficult if limited to reviewing only GAAP financial measures. Accordingly, non-GAAP financial measures  exclude amortization of acquired intangibles, stock-based compensation, one-time legal fee expenses, net gain on sale of and impairment of privately-held investments, impairment of purchased IP, mask sets and design tools used in production, the reversal of previously accrued rebates and the one-time gain from the gain on sale of development project. The tax amounts included in Sigma’s non-GAAP results approximate its operating cash tax expense, similar to the liability reported on Sigma’s tax returns. In the GAAP to non-GAAP reconciliation at the end of this press release, we have disclosed the impact of these income tax adjustments in our calculation of our non-GAAP financial results.

Legislative and regulatory requirements encourage the use of and emphasis on GAAP financial metrics and require companies to explain why non-GAAP financial metrics are relevant to management and investors. Sigma believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Sigma also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Sigma, all of whom present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Sigma facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Sigma’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. Sigma believes that all of these excluded expenses may not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though some of these excluded items may be incurred and reflected in Sigma’s GAAP financial results in the foreseeable future. Sigma believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with past reports and provides a better understanding of the overall performance of the business and its ability to perform in subsequent periods.

Non-GAAP financial measures are not a substitute for financial information prepared in accordance with GAAP.  Non-GAAP financial measures should not be considered in isolation, but should be considered together with the most directly comparable GAAP financial measures and the reconciliation of the non-GAAP financial measures to the most directly comparable GAPP financials measures.  The Company presents such non-GAAP financial measures to provide investors with an additional tool to evaluate our operating results in a manner that focuses on what management believes to be its core, ongoing business operations.

Investors should note that the non-GAAP financial measures used by the Company may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as those of other companies.  Investors should, therefore, exercise caution when comparing non-GAAP financial measures used by us to similarly titled non-GAAP financial measures of other companies. Sigma intends to calculate the various non-GAAP financial measures in future periods consistent with how they were calculated for the periods presented within this press release.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Exchange Act of 1934, including the statements that Sigma continues to be encouraged by its outlook for the Internet-of-Things business, which should continue to grow as consumer adoption of Z-Wave enabled products improves, and Sigma’s goal to capitalize on the multitude of new opportunities across its business that drive revenue, and to combine this execution with cost reductions, in order to deliver stronger earnings. The forward-looking statements in this press release involve risks and uncertainties, actual results may differ materially from expectations discussed in these forward-looking statements due to a number of factors. Risks and uncertainties include without limitation the risk that, upon completion of further closing procedures and audit, the financial results for the third quarter are different than the results set forth in this press release; the effect of competitive and economic factors on consumer and business decisions with respect to Sigma’s products; the ability of Sigma to deliver to the marketplace and stimulate customer demand for new products, and technological innovations on a timely basis; the effect that product introductions and transitions, changes in product pricing or mix, and/or increases in component costs could have on Sigma’s gross margin; the inventory risk associated with Sigma’s need to order components in advance of customer orders; the continued availability of certain components and services essential to Sigma’s business; the effect that Sigma’s dependency on manufacturing provided by third parties may have on the quality, quantity or cost of products manufactured; risks associated Sigma’s international operations; Sigma’s reliance on third-party intellectual property; Sigma’s reliance on the performance of distributors and other resellers of Sigma’s products; the effect that product quality problems could have on Sigma’s sales and operating profits; war, terrorism, natural disasters, and other events that could disrupt supply, delivery, or demand of Sigma’s products. More information on potential factors that could affect Sigma’s financial results is included from time to time in the “Risk Factors” section of Sigma’s public reports filed with the SEC, including Sigma’s Form 10-K for the fiscal year ended January 30, 2016, and its Form 10-Q for the fiscal quarter ended July 30, 2016, filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Sigma undertakes no obligation to publicly release or otherwise disclose the result of any revision to these forward-looking statements that may be made as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Sigma Designs is a registered trademark of Sigma Designs, Inc. in the United States and other countries.

About Sigma Designs, Inc.

Sigma Designs, Inc.® (NASDAQ: SIGM) is a world leader in enabling smart home convergence. The company designs and builds the essential semiconductor technologies that serve as the foundation for the world’s leading Connected Smart TV platforms and Internet of Things (IoT) for smart home devices. For more information about Sigma Designs, please visit www.sigmadesigns.com.

Investor Relations Contacts:

Jim Fanucchi

Darrow Associates, Inc.

(408) 404-5400

IR@sigmadesigns.com

Elias N. Nader, CFO

Sigma Designs, Inc.

IR@sigmadesigns.com

SIGMA DESIGNS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(GAAP)

(In thousands)

	October 29,	January 30,
	2016	2016
Assets

Current Assets:
Cash and cash equivalents	$64,833	$63,790
Short-term marketable securities	4,794	4,805
Restricted cash	316	900
Accounts receivable, net	49,619	30,362
Inventory	20,184	26,709
Prepaid expenses and other current assets	8,451	14,085
Total current assets	148,197	140,651

Long-term marketable securities	-	3,527
Software, equipment and leasehold improvements, net	19,562	14,086
Intangible assets, net	31,465	37,050
Goodwill	10,594	11,068
Deferred tax assets	958	911
Long-term investments	2,000	2,884
Other non-current assets	6,056	6,492

Total assets	$218,832	$216,669

Liabilities and Shareholders' Equity

Current Liabilities:
Accounts payable	$20,559	$26,181
Accrued compensation and related benefits	10,287	7,360
Accrued liabilities	15,152	14,632
Total current liabilities	45,998	48,173

Other long-term liabilities	22,861	15,691
Total liabilities	68,859	63,864

Shareholders’ equity	149,973	152,805

Total liabilities and shareholders' equity	$218,832	$216,669

SIGMA DESIGNS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(GAAP)

(In thousands, except per share data)

	Three months ended			Nine months ended
	October 29, 2016	July 30, 2016	October 31, 2015	October 29, 2016	October 31, 2015

Net revenue	$62,729	$61,316	$61,581	$177,820	$175,800
Cost of revenue	31,734	31,734	30,794	93,242	87,141
Gross profit	30,995	29,582	30,787	84,578	88,659
Gross margin percent	49.4%	48.2%	50.0%	47.6%	50.4%

Operating expenses:
Research and development	18,264	18,836	17,339	56,255	49,754
Sales and marketing	5,984	5,939	5,875	17,646	16,940
General and administrative	4,578	4,820	5,314	14,536	16,100
Impairment of IP, mask sets and design tools	-	300	795	300	1,783
Total operating expenses	28,826	29,895	29,323	88,737	84,577

Income (loss) from operations	2,169	(313)	1,464	(4,159)	4,082
Gain on sale of development project	-	-	7,551	-	7,551
Interest and other income (expense), net	179	415	37	(157)	821

Income (loss) before income taxes	2,348	102	9,052	(4,316)	12,454
Provision for income taxes	2,127	1,824	2,617	5,283	6,105

Net income (loss)	$221	$(1,722)	$6,435	$(9,599)	$6,349

Net income (loss) per share:
Basic	$0.01	$(0.05)	$0.18	$(0.26)	$0.18
Diluted	$0.01	$(0.05)	$0.17	$(0.26)	$0.17
Shares used in computing net income (loss) per share:
Basic	37,666	37,182	36,046	37,241	35,670
Diluted	38,001	37,182	36,785	37,241	36,515

SIGMA DESIGNS, INC.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)

(Unaudited)

(In thousands, except per share data)

	Three months ended			Nine months ended
	October 29,	July 30,	October 31,	October 29,	October 31,
	2016	2016	2015	2016	2015

GAAP Net Revenue	$62,729	$61,316	$61,581	$177,820	$175,800
Items reconciling GAAP Net Revenue to Non-GAAP:
Reversal of rebate	-	-	-	-	(1,027)
GAAP to Non-GAAP adjustments	-	-	-	-	(1,027)
Non-GAAP Net Revenue	$62,729	$61,316	$61,581	$177,820	$174,773

GAAP Cost of Revenue	$31,734	$31,734	$30,794	$93,242	$87,141
Items reconciling GAAP Cost of Revenue to Non-GAAP:
Stock based compensation expense	(61)	(74)	(78)	(239)	(158)
Amortization of acquired intangibles	(938)	(940)	(965)	(2,827)	(2,995)
GAAP to Non-GAAP adjustments	(999)	(1,014)	(1,043)	(3,066)	(3,153)
Non-GAAP Cost of Revenue	$30,735	$30,720	$29,751	$90,176	$83,988

GAAP Gross Profit	$30,995	$29,582	$30,787	$84,578	$88,659
GAAP Gross Margin %	49.4%	48.2%	50.0%	47.6%	50.4%
Non-GAAP Gross Profit	$31,994	$30,596	$31,830	$87,644	$90,785
Non-GAAP Gross Margin %	51.0%	49.9%	51.7%	49.3%	51.9%

GAAP Operating Expenses	$28,826	$29,895	$29,323	$88,737	$84,577
Items reconciling GAAP Operating Expenses to Non-GAAP:
Stock based compensation expense	(1,432)	(1,677)	(1,814)	(4,897)	(4,723)
Amortization of acquired intangibles	(692)	(696)	(318)	(2,087)	(979)
Impairment of IP, mask sets and design tools	-	(300)	(795)	(300)	(1,783)
One time legal fee expenses	-	-	(357)	(11)	(1,611)
GAAP to Non-GAAP adjustments	(2,124)	(2,673)	(3,284)	(7,295)	(9,096)
Non-GAAP Operating Expenses	$26,702	$27,222	$26,039	$81,442	$75,481

GAAP Other Income (Expense) and Tax	$(1,948)	$(1,409)	$4,971	$(5,440)	$2,267
Items reconciling GAAP Other Income (Expense) and Tax to Non-GAAP:
Impairment (gain on sale) of privately held instruments, net	1	584	-	885	(392)
Gain on sale of development project	-	-	(7,551)	-	(7,551)
Income tax adjustments	-	-	1,494	-	2,696
GAAP to Non-GAAP adjustments	1	584	(6,057)	885	(5,247)
Non-GAAP Other Income (Expense) and Tax	$(1,947)	$(825)	$(1,086)	$(4,555)	$(2,980)

Non-GAAP Net Income	$3,345	$2,549	$4,705	$1,647	$12,324

Non-GAAP Net Income (Loss) per share:
Basic	$0.09	$0.07	$0.13	$0.04	$0.35
Diluted	$0.09	$0.07	$0.13	$0.04	$0.34
Shares used in computing Non-GAAP net income (loss) per share:
Basic	37,666	37,182	36,046	37,241	35,670
Diluted	38,001	37,527	36,785	37,626	36,515